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                                                                  EXHIBIT 99.179

SETZER, CHERYL
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FROM:                           Murray_Nixon@caiso.com%smtp
SENT:                           Wednesday, November 26, 1997 1:19AM
TO:                             Jim Cribari; Terry McManus
CC:                             Ginger_Seitles@caiso.com%smtp;
                                Ziad_Alaywan@caiso.com%smtp;
                                Carol_Malugani@caiso.com%smtp
SUBJECT:                        Requirements


In order to support your efforts to "push the public market information past the firewall", I have asked Ginger to provide you with FERC filing (or other pertinent) information related to this effort.

Murray.


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